EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Direxion Shares ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Direxion Shares ETF Trust for the period ended April 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Direxion Shares ETF Trust for the stated period.

/s/ Eric W. Falkeis		/s/ Patrick J. Rudnick
Eric W. Falkeis		Patrick J. Rudnick
Principal Executive Officer Direxion Shares ETF Trust		Principal Financial Officer Direxion Shares ETF Trust

Dated:	July 5, 2017	Dated:	July 3, 2017

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Direxion Shares ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.